                                                                      EXHIBIT 99
                         Form 4 Joint Filer Information

Name:                                  Warren G. Lichtenstein

Address:                               c/o Steel Partners II, L.P.
                                       590 Madison Avenue, 32nd Floor
                                       New York, New York 10022

Designated Filer:                      Steel Partners II, L.P.

Issuer & Ticker Symbol:                SL Industries, Inc. (SLI)

Statement for Month/Day/Year:          07/18/03